 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TEMPLETON GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   ____________________________________________________________

2) Form, Schedule or Registration Statement No.:

    ____________________________________________________________

3) Filing Party:

   __________________________________________________________

4) Date Filed:

    ____________________________________________________________

TEMPLETON GROWTH FUND, INC.

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Templeton Growth Fund, Inc. (the “Fund”) scheduled for October 30, 2017, at 11:00 a.m., Eastern time, at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” each Proposal.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN the proxy card or voting instruction form.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

This page intentionally left blank.

TEMPLETON GROWTH FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors of Templeton Growth Fund, Inc. (the “Fund”) has called a Special Meeting of Shareholders of the Fund (the “Meeting”), which will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on October 30, 2017, at 11:00 a.m., Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Directors of the Fund;

2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a)	To amend the fundamental investment restriction regarding borrowing;

(b)	To amend the fundamental investment restriction regarding lending;

(c)	To amend the fundamental investment restriction regarding investments in real estate;

(d)	To amend the fundamental investment restriction regarding investments in commodities; and

(e)	To amend the fundamental investment restriction regarding issuing senior securities;

3.	To approve the elimination of certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a)	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets;

(b)	To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options;

(c)	To eliminate the fundamental investment restriction regarding investments in other investment companies;

(d)	To eliminate the fundamental investment restriction regarding investments in oil and gas programs; and

(e)	To eliminate the fundamental investment restriction regarding investments in letter stocks; and

4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

By Order of the Board of Directors,

Lori A. Weber
Vice President and Secretary

August 30, 2017

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON OCTOBER 30, 2017

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-967-5068.

TEMPLETON GROWTH FUND, INC.

A Special Meeting of Shareholders of Templeton Growth Fund, Inc. (the “Fund”) will be held on October 30, 2017, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Fund’s Board of Directors (the “Board”). The Directors of the Fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or the form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Q&A
1

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals:

1.	To elect a Board of Directors of the Fund.

2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes five (5) sub-proposals):

(a)	To amend the fundamental investment restriction regarding borrowing;

(b)	To amend the fundamental investment restriction regarding lending;

(c)	To amend the fundamental investment restriction regarding investments in real estate;

(d)	To amend the fundamental investment restriction regarding investments in commodities; and

(e)	To amend the fundamental investment restriction regarding issuing senior securities.

3.	To approve the elimination of certain fundamental investment restrictions of the Fund (includes five (5) sub-proposals):

(a)	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets;

(b)	To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options;

(c)	To eliminate the fundamental investment restriction regarding investments in other investment companies;

(d)	To eliminate the fundamental investment restriction regarding investments in oil and gas programs; and

(e)	To eliminate the fundamental investment restriction regarding investments in letter stocks.

4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

Has the Board approved the proposals?

Yes. The Board has unanimously approved each of the proposals and recommends that you vote to approve each proposal for the Fund.

Q&A
2

1.	To elect a Board of Directors of the Fund.

What role does the Board play?

The Board has the responsibility for looking after the interests of the Fund’s shareholders. As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes. In addition, the Board, among other things, reviews the Fund’s performance, oversees the Fund’s activities, and reviews contractual arrangements with the Fund’s service providers.

What is the affiliation of the Board and Franklin Templeton Investments?

The Board is currently, and is proposed to continue to be, composed of over 75% “independent” directors and two “interested” directors. Directors are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management. Independent directors have no affiliation with Franklin Templeton Investments and are compensated by the Fund.

2.	To approve amendments to certain fundamental investment restrictions of the Fund.

What are these fundamental investment restrictions?

The Fund is subject to certain investment restrictions that are considered “fundamental” because they may only be changed with shareholder approval. There are generally eight fundamental investment restrictions that every fund is required to have under the Investment Company Act of 1940 (the “1940 Act”). The Fund is proposing to amend its fundamental investment restrictions regarding:

●	borrowing;

●	lending;

●	investments in real estate;

●	investments in commodities; and

●	issuing senior securities.

What will be the effect of the amendments to the Fund’s current fundamental investment restrictions?

The purpose of the proposed amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, the Fund’s fundamental investment restrictions with those of substantially all other Franklin Templeton funds. Certain of the proposed amendments would provide the Fund with additional flexibility to pursue various investments or strategies. To the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks. Notwithstanding the foregoing, the Fund does not currently

Q&A
3

anticipate materially changing its investment strategies if the proposed amendments to these fundamental investment restrictions are approved, except with respect to the Fund’s use of derivative instruments. Investments in derivative instruments, such as options, forwards and futures, would subject the Fund to certain additional risks. However, the investment manager does not anticipate that the Fund’s current expected use of derivatives will result in a material change in the level of investment risk associated with an investment in the Fund at this time. The proposed standardized investment restrictions will not affect the Fund’s investment goal.

3.	To approve the elimination of certain fundamental investment restrictions of the Fund.

What are these fundamental restrictions?

The Fund is also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities in the United States or by German securities registration requirements that are now outdated or are no longer effective. The Fund is proposing to eliminate its fundamental investment restrictions regarding:

●	pledging, mortgaging or hypothecating assets;

●	purchasing securities on margin, engaging in short sales and investing in options;

●	investments in other investment companies;

●	investments in oil and gas programs; and

●	investments in letter stocks.

What will be the effect of the elimination of such investment restrictions for the Fund?

The purpose of the proposed elimination is to remove those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions across the Franklin Templeton funds. The proposed elimination of certain fundamental investment restrictions would provide the Fund with additional flexibility to pursue various investments or strategies. To the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks. Notwithstanding the foregoing, the Fund does not currently anticipate materially changing its investment strategies if the proposed elimination of these fundamental investment restrictions are approved, except with respect to the Fund’s use of derivative instruments. Investments in derivative instruments, such as options, forwards and futures, would subject the Fund to certain additional risks. However, as noted above, the investment manager does not anticipate that the Fund’s current expected use of derivatives will result in a material change in the level of investment risk associated with an investment in the Fund at this time. The proposed elimination of these fundamental investment restrictions will not affect the Fund’s investment goal.

Q&A
4

4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders. If the proposal is approved for the Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser. The Fund’s investment manager generally does not presently intend to use the Manager of Managers Structure for the Fund, because near-term changes to the portfolio management structure for the Fund are not anticipated. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Fund to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

Q&A
5

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is August 21, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope. If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 800-967-5068.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A
6

PROXY STATEMENT

TABLE OF CONTENTS

Page
♦ INFORMATION ABOUT VOTING	1
Who is asking for my vote?	1
Who is eligible to vote?	1
On what issues am I being asked to vote?	1
How does the Board of Directors of the Fund recommend that I vote?	2
How do I ensure that my vote is accurately recorded?	2
May I revoke my proxy?	3
May I attend the Meeting in person?	3
What if my shares are held in a brokerage account?	3
Who will pay proxy solicitation costs?	3
♦ THE PROPOSALS	4
PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS OF THE FUND	4
INTRODUCTION TO PROPOSALS 2 AND 3	21
PROPOSAL 2: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS (This Proposal involves separate votes on Sub-Proposals 2a–2e)	23
Sub-Proposal 2a: To amend the fundamental investment restriction regarding borrowing.	23
Sub-Proposal 2b: To amend the fundamental investment restriction regarding lending.	24
Sub-Proposal 2c: To amend the fundamental investment restriction regarding investments in real estate.	25
Sub-Proposal 2d: To amend the fundamental investment restriction regarding investments in commodities.	26
Sub-Proposal 2e: To amend the fundamental investment restriction regarding issuing senior securities.	27
PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND (This Proposal involves separate votes on Sub-Proposals 3a–3e)	28
Sub-Proposal 3a: To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.	29
Sub-Proposal 3b: To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options.	29

i

Page
Sub-Proposal 3c: To eliminate the fundamental investment restriction regarding investments in other investment companies.	30
Sub-Proposal 3d: To eliminate the fundamental investment restriction regarding investments in oil and gas programs.	30
Sub-Proposal 3e: To eliminate the fundament investment restriction regarding investments in letter stocks.	30
PROPOSAL 4: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	31
♦ ADDITIONAL INFORMATION ABOUT THE FUND	35
♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING	36

EXHIBITS
Exhibit A – Nominating Committee Charter	A-1
Exhibit B – Certain Fundamental Restrictions to be Amended or Eliminated	B-1
Exhibit C – Principal Holders of Shares as of May 31, 2017	C-1

ii

TEMPLETON GROWTH FUND, INC.

PROXY STATEMENT

♦	INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors (the “Board” or the “Directors”) of Templeton Growth Fund, Inc. (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on October 30, 2017 (the “Meeting”), has requested your vote on several matters (the “Proposals” or, each, a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on August 21, 2017, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card or voting instruction form, and the proxy statement were first mailed to shareholders of record on or about August 30, 2017.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.	To elect a Board of Directors of the Fund;

2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals):

(a)	To amend the fundamental investment restriction regarding borrowing;

(b)	To amend the fundamental investment restriction regarding lending;

(c)	To amend the fundamental investment restriction regarding investments in real estate;

(d)	To amend the fundamental investment restriction regarding investments in commodities; and

(e)	To amend the fundamental investment restriction regarding issuing senior securities;

3.	To approve the elimination of certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals):

(a)	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets;

(b)	To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options;

(c)	To eliminate the fundamental investment restriction regarding investments in other investment companies;

(d)	To eliminate the fundamental investment restriction regarding investments in oil and gas programs; and

(e)	To eliminate the fundamental investment restriction regarding investments in letter stocks; and

4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

How does the Board of Directors of the Fund recommend that I vote?

The Board unanimously recommends that you vote:

1.	FOR the election of all nominees as directors of the Fund;

2.	FOR the approval of each of the proposed amendments to certain of the Fund’s fundamental investment restrictions;

3.	FOR the approval of the elimination of certain of the Fund’s fundamental investment restrictions; and

4.	FOR the approval of the use of a “manager of managers” structure.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card or voting instruction form in one of four ways:

●

By Internet (if eligible). The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

●

By Telephone (if eligible). The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

●

By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided. A proxy card with respect to stock held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.

●	In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at 800-967-5068. Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” such Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” all of the Proposals.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

May I attend the Meeting in person?

Shareholders of record at the close of business on August 21, 2017, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 21, 2017, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.

Who will pay proxy solicitation costs?

The cost of soliciting proxies, including the fees of a proxy solicitation agent, will be borne by the Fund. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

♦	THE PROPOSALS

PROPOSAL 1:	TO ELECT A BOARD OF DIRECTORS OF THE FUND

How are nominees for Director selected?

The Board has a Nominating Committee comprised of Edith E. Holiday (Chair), J. Michael Luttig and Larry D. Thompson. None of the members of the Nominating Committee is an “interested person” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Directors who are not interested persons of the Fund are referred to as the “Independent Directors,” and Directors who are interested persons of the Fund are referred to as the “Interested Directors.”

The Nominating Committee is responsible for selecting candidates to serve as Directors for the Fund and recommending such candidates: (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates for the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying

Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee (the “Charter”). A copy of the Charter is attached to this proxy statement as Exhibit A.

Who are the nominees for Director?

Shareholders of the Fund are being asked to vote for the election of the Directors who oversee management of the Fund. The nominees for Independent Director are Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. The nominees for Interested Director are Gregory E. Johnson and Rupert H. Johnson, Jr.

If elected, each nominee will hold office until the next meeting of shareholders at which Directors are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal. The Board currently is comprised of eleven Directors. All of the nominees currently serve as Directors of the Fund, and all of the nominees are currently directors or trustees of other investment companies within the Franklin Templeton Investments fund complex ("FT Funds").

Interested Directors of the Fund hold director and/or officer positions with, and are stockholders of, Franklin Resources, Inc. (“Franklin Resources”) and its affiliates. Franklin Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Franklin Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both nominees for Interested Director of the Fund. There are no other family relationships among the officers or nominees for Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Director(s).

Set forth in the table below are the nominees who are standing for election by shareholders of the Trust for the first time, and the person(s) who initially recommended them for consideration as nominees for Board membership. All of these nominees are currently Directors and were appointed to the Board by the then current Directors.

Independent Director Nominees:	Recommended by:
Ann Torre Bates	An incumbent Independent Board Member at the time of appointment
Mary C. Choksi	An incumbent Independent Board Member at the time of appointment
J. Michael Luttig	An incumbent Independent Board Member at the time of appointment
Interested Director Nominees:
Rupert H. Johnson, Jr.	Executive Officers of Franklin Resources at the time of appointment

Information regarding the nominees appears below, including information on the business activities of the nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The Board believes that the specific background of each nominee for Director evidences such ability and is appropriate to his or her serving on the Board. As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE-listed public corporations; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; David W. Niemiec has been a chief financial officer of a major corporation; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Robert E. Wade has had more than thirty years’ experience as a solo practicing attorney; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Listed below with the business activities of the nominees are their names and years of birth, their positions and length of service with the Fund, and the number of FT Funds that they oversee or are proposed to oversee.

Nominees for Independent Director:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director*
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1992	141
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	42

Other Directorships Held During at Least the Past 5 Years:

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997- 2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director*
Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since October 2016	141
Other Directorships Held During at Least the Past 5 Years: Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 2000 and Lead Independent Director since 2007	141

Other Directorships Held During at Least the Past 5 Years:

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001- present), White Mountains Insurance Group, Ltd. (holding company) (2004- present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	141
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director*
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	42
Other Directorships Held During at Least the Past 5 Years: Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	141

Other Directorships Held During at Least the Past 5 Years:

The Southern Company (energy company) (2014- present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Fitch McCranie, LLP (2015-present); Independent Compliance Monitor and Auditor, Volkswagon AG (manufacturer of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2000	26
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director*
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	42
Other Directorships Held During at Least the Past 5 Years: El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practicioner (1972-2008) and member of various boards.

Nominees for Interested Director:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2007	156
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013, and Vice President since 1996	141
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

*

The number of portfolios listed in the tables above includes each separate series or fund within a U.S. registered investment company within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

**

Gregory E. Johnson and Rupert H. Johnson, Jr. are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons who can comprise a fund’s board of directors. Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund due to their positions as officers, directors and/or shareholders of Franklin Resources. Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr. The remaining nominees are Independent Director nominees.

How often does the Board meet and what are Directors paid?

The role of the Board is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all shareholders. The Board met five times during the prior fiscal year, and generally anticipates meeting at least five times during the current fiscal year, and more frequently as necessary. The Board also oversees the services furnished to the Fund by the Fund’s investment manager, Templeton Global Advisors Limited (the “Investment Manager”), and various other service providers.

All of the current Independent Directors serve as board members of other FT Funds, many of which hold meetings at different dates and times. The Board members and management believe that having the same individuals serving on the boards of multiple FT Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent board members who can bring their experience and talents to, and effectively oversee the management of, several funds.

Each nominee for Director currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Director served during the Fund’s most recent fiscal year. During the fiscal year ended August 31, 2016, there were seven meetings of the Audit Committee and three meetings of the Nominating Committee. The Fund does not currently have a formal policy regarding Directors’ attendance at annual shareholders’ meetings. The Fund did not hold, and was not required to hold, an annual meeting at which Directors were elected during its last fiscal year.

The Independent Directors serve on the boards of trustees/directors of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Director currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Fund’s lead Independent Director is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Fund.

Board members who serve on the Audit Committee receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. David W. Niemiec, who serves as chairman of the Audit Committee, receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of the Audit Committee are not separately compensated for any Committee meeting held on the day of a regularly scheduled board meeting.

Independent Directors are also reimbursed for expenses incurred in connection with attending board meetings by each FT Fund for which they serve as a board member. The Interested Directors and certain officers of the Fund who are shareholders of Franklin Resources are not compensated by the Fund for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the FT Funds. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Directors. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the amount each Independent Director received from (i) the Fund, for the Fund's fiscal year ended August 31, 2016, and (ii) all FT Funds as a whole during the 12 months ended May 31, 2017, as well as the estimated annual benefits, if any, upon retirement.

Name of Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex	Number of Boards within Franklin Templeton Investments Fund Complex on which Director Serves*
Harris J. Ashton	$27,159	None	None	$493,000	40
Ann Torre Bates**	$31,348	None	None	$521,000	18
Mary C. Choksi***	N/A	None	None	$448,668	39
Edith E. Holiday	$30,576	None	None	$536,000	40
J. Michael Luttig	$27,186	None	None	$518,000	40
David W. Niemiec	$33,382	None	None	$518,000	18
Larry D. Thompson	$27,186	None	None	$506,000	40
Constantine D. Tseretopoulos	$31,218	None	None	$206,000	14
Robert E. Wade**	$27,186	None	None	$576,000	18

*

We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series within each investment company for which the Directors are responsible. The Franklin Templeton Investments fund complex currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

**

Ms. Bates and Mr. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such funds prior to the date the plan was discontinued.

***	Ms. Choksi was appointed to the Board effective October 19, 2016.

Board members historically have followed a policy of having substantial investments in one or more of the FT Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member annually invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of the equity securities of the Fund that are beneficially owned by the nominees for Director as of May 31, 2017. The aggregate dollar range of equity securities in all U.S. registered funds in the Franklin Templeton Investments fund complex overseen or to be overseen by the Board member was over $100,000 as of May 31, 2017.

Independent Directors

Name of Board Member	Dollar Range of Equity Securities in the Fund
Harris J. Ashton	Over $100,000
Ann Torre Bates	None
Mary C. Choksi	None
Edith E. Holiday	$10,001-$50,000
J. Michael Luttig	None
David W. Niemiec	None

Name of Board Member	Dollar Range of Equity Securities in the Fund
Larry D. Thompson	None
Constantine D. Tseretopoulos	Over $100,000
Robert E. Wade	None

Interested Directors

Name of Board Member	Dollar Range of Equity Securities in the Fund
Gregory E. Johnson	Over $100,000
Rupert H. Johnson, Jr.	Over $100,000

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by and serve at the pleasure of the Board. Listed below for the Executive Officers of the Fund are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position(s) with the Fund	Length of Time Served
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013, and Vice President since 1996
Please refer to the table “Nominees for Interested Director” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position(s) with the Fund	Length of Time Served
Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer - Investment Management	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since June 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position(s) with the Fund	Length of Time Served
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position(s) with the Fund	Length of Time Served
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Secretary since 2013 and Vice President since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

What are the Standing Committees of the Board?

In addition to the Nominating Committee, the Board has a standing Audit Committee. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing. The Audit Committee is comprised of Ann Torre Bates, J. Michael Luttig, David W. Niemiec (Chair) and Constantine D. Tseretopoulos. All of the members of the Audit Committee are Independent Directors.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the auditors of the Fund for its current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information for the Fund:

Audit Fees. The aggregate fees paid for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended August 31, 2016 and 2015 were $79,808 and $86,135, respectively.

Audit-Related Fees. The aggregate fees paid for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended August 31, 2016 and 2015 were $3,011 and $2,952, respectively. The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees for such services paid to PwC for the fiscal years ended August 31, 2016 and 2015.

Tax Fees. There were no fees paid for professional services rendered by PwC to the Fund for tax compliance, tax advice or tax planning services (together, “tax services”) to the Fund for the fiscal years ended August 31, 2016 and 2015.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees for such services paid to PwC for the fiscal years ended August 31, 2016 and 2015.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, for the fiscal years ended August 31, 2016 and 2015 for the Fund were $0 and $4,623, respectively. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for the fiscal years ended August 31, 2016 and 2015 for such other services and not reported above were $0 and $9,000, respectively. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process and certifying assets under management.

Aggregate Non-Audit Fees. The aggregate fees paid for non-audit services rendered by PwC to the Fund, to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended August 31, 2016 and 2015 were $3,011 and $16,575, respectively.

The Audit Committee has considered whether the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee or by a designated member of the Audit Committee.

What is the Board’s Role in Risk Oversight?

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on its examinations of functions and processes within Franklin Templeton Investments that affect the Fund, and reviews and discusses the Fund’s process with respect to risk assessment and risk management.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Directors meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

Franklin Templeton Investments periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, operational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Board?

Seventy-five percent or more of Board members consist of Independent Directors who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a lead Independent Director. The lead Independent Director, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Directors. The lead Independent Director also presides at separate meetings of Independent Directors held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

What is the required vote on Proposal 1?

For Proposal 1, the Director nominees will be elected to the Board by the affirmative vote of a plurality of votes cast by the shareholders of the Fund. This means that the nominees receiving the largest number of votes will be elected to fill the available positions, and a nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Fund voting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

INTRODUCTION TO PROPOSALS 2 AND 3

Since the time when the Fund was created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Fund is currently subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the SEC, or state securities laws and regulations that were subsequently preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”); (iii) were adopted in response to regulatory, business or industry conditions that no longer exist or no longer apply to the Fund (including as a result of the Fund’s deregistration in Austria and Germany); or (iv) vary only slightly (and not substantively) from what is now considered to be the standard forms of investment restrictions for the FT Funds. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if such action is approved by the “holders of a majority of the Fund’s outstanding voting securities.”

Why is the Board recommending approval of the amendment or elimination of certain fundamental investment restrictions?

The Board has approved, and is recommending that shareholders approve, the amendment or elimination of certain fundamental investment restrictions for the Fund principally to (i) either update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental;” and (ii) conform and standardize the Fund’s fundamental investment restrictions to those of substantially all other FT Funds.

The Board believes that there are several advantages to revising or eliminating, as applicable, the Fund’s fundamental investment restrictions at this time. Updating and standardizing the Fund’s investment restrictions will provide management with greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary. Standardized fundamental investment restrictions for the Fund are also expected to enable the Fund and its service providers to more efficiently monitor portfolio compliance across the entire FT Fund complex and will help avoid conflicts among restrictions whose language varies from one to another.

What effect will amending or eliminating the current fundamental investment restrictions have on the Fund?

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially identical to the fundamental investment restrictions of most FT Funds. Certain of the proposed amendments or eliminations would provide the Fund with additional flexibility to pursue certain investments or strategies. To the extent that the

Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Fund does not currently anticipate materially changing its investment strategies if the proposed amendments to, or elimination of (as applicable), the fundamental investment restrictions are approved, except with respect to its use of derivative instruments, as discussed below.

If shareholders approve Proposals 2 and 3, the Fund will have greater flexibility to engage in derivative transactions, such as options, forwards and futures. Specifically, subject to shareholder approval of these Proposals, the Fund intends to use, from time to time based on market conditions, currency forward and currency futures to hedge foreign currency risks in the Fund’s portfolio. The Fund may also write and purchase equity put and call options for hedging purposes and to generate income for the Fund. In addition, the Fund will have greater flexibility to respond to possible future investment opportunities. The Investment Manager does not anticipate that this current expected use of derivatives will result in a material change in the level of investment risk associated with an investment in the Fund. The proposed standardized investment restrictions will not affect the Fund’s investment goal.

Although the Fund’s current expected use of options, forwards and futures is not expected to increase materially the overall risks associated with investing in the Fund, investments in derivative instruments, such as options, forwards and futures, would subject the Fund to certain additional risks. Specifically, the performance of such derivative instruments depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks of derivatives include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. The successful use of derivatives will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

What is the required vote on Proposals 2 and 3?

To amend or eliminate a fundamental restriction, the Fund must receive an affirmative vote of a “majority of the outstanding voting securities of the Fund,” which is defined in the 1940 Act as the lesser of: (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”).

If a Sub-Proposal within Proposal 2 or Proposal 3 is not approved by shareholders of the Fund, the current fundamental investment restriction(s) to which such Sub-Proposal relates will remain in effect for the Fund.

PROPOSAL 2:	TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS (This Proposal involves separate votes on Sub-Proposals 2a–2e)

The Board has approved, and recommends that shareholders approve, amendments to the Fund’s fundamental investment restrictions regarding: (i) borrowing, (ii) lending, (iii) investments in real estate, (iv) investments in commodities, and (v) issuing senior securities, each of which is required to be fundamental under the 1940 Act. These current investment restrictions of the Fund, together with the recommended changes to those restrictions, are detailed in Exhibit B to this proxy statement. Except with respect to the use of the derivative transactions described above, the Fund does not currently anticipate changing its investment strategies or operations if these amendments are approved.

Shareholders of the Fund are requested to vote separately on each Sub-Proposal. Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund in connection with the annual update to the Fund’s Registration Statement on Form N-1A, including its prospectus and statement of additional information. The Board unanimously recommends a vote “FOR” each Sub-Proposal.

Sub-Proposal 2a:	To amend the fundamental investment restriction regarding borrowing.

The 1940 Act imposes certain limitations on the borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end fund may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The Fund’s current investment restriction relating to borrowing permits the Fund to borrow money only from banks or affiliated investment companies, and only for temporary purposes. The restriction also requires the consent of the Fund’s custodian to the terms of the borrowing, and limits the amount of money that may be borrowed by the Fund to 10% of the Fund’s total assets (including the amount borrowed). To date, the Fund has not engaged in borrowing.

What effect will amending the current borrowing restrictions have on the Fund?

The proposed standardized investment restriction would prohibit the Fund from borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, the Fund would not be unnecessarily limited if the Board and the Investment Manager determine that borrowing is in the best interests of the Fund and its shareholders. For example, the Fund could borrow money in an amount greater than 10% of its assets and without consent of its custodian.

Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. The Fund, however, does not currently anticipate changing its borrowing activities.

Sub-Proposal 2b:	To amend the fundamental investment restriction regarding lending.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements.

The Fund’s current fundamental investment restriction regarding lending prohibits the Fund from making loans, except for making certain specified investments, such as purchasing debt securities and loans, entering into repurchase agreements, to the extent the entry into a repurchase agreement is deemed to be a loan, lending its portfolio securities, and making loans to affiliated investment companies, to the extent permitted by the 1940 Act.

What effect will amending the current lending restrictions have on the Fund?

The proposed standardized fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed standardized restriction also includes a standardized list of permitted lending activities, which are also permitted under the Fund’s current restrictions: (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restriction regarding issuing senior securities, which is proposed to be amended as described below.

Sub-Proposal 2c:	To amend the fundamental investment restriction regarding investments in real estate.

Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. However, the Fund’s current fundamental investment restriction relating to real estate generally prohibits the Fund from investing in real estate, although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or other entities which invest in real estate or interests therein.

What effect will amending the current real estate restrictions have on the Fund?

The proposed standardized investment restriction would permit the Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, the proposed investment restriction would clarify the Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

Modifying the Fund’s real estate restriction will provide the Fund with flexibility to invest in or increase its investments in real estate related securities, although it does not currently intend to do so. To the extent that the Fund takes advantage of this added flexibility, the Fund may be exposed to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, which could adversely affect the Fund's share price. Under the proposed standardized real estate restriction, the Fund will not be limited to investments in “marketable” securities secured by real estate or interests therein, which would permit the Fund to invest in illiquid real estate related securities. To the extent that these instruments are illiquid, they will be subject to the Fund’s existing non-fundamental illiquid securities restriction which, consistent with the SEC staff’s current position on illiquid securities, prohibits the Fund from investing more than 15% of its net assets in illiquid securities.

The Fund’s current fundamental investment restriction relating to real estate is combined with its fundamental investment restriction relating to investments in commodities and oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund’s restriction regarding investments in real estate from those other restrictions. The Fund’s restriction relating to investments in commodities is proposed to be amended (Sub-Proposal 2d below), and the Fund’s restriction relating to oil, gas and mineral development programs is proposed to be eliminated (Sub-Proposal 3d below).

Sub-Proposal 2d:	To amend the fundamental investment restriction regarding investments in commodities.

Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in “commodities.” The 1940 Act does not prohibit a fund from investing in commodities. The Fund’s current fundamental investment restriction regarding investments in commodities provides that the Fund may not purchase or sell commodity contracts, except stock index futures contracts.

What effect will amending the current commodities restriction have on the Fund?

The proposed fundamental investment restriction, rather than generally prohibiting the purchase or sale of commodity contracts with stock index futures as the only exception, states that the Fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and expand the Fund’s ability to enter into a variety of derivative transactions, including, but not limited to, futures contracts, forward contracts, commodity options and swaps, subject to the oversight of the Board. The proposed fundamental investment restriction is also designed to provide the Fund with the flexibility to adapt to continuously changing regulations and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. Additionally, the Investment Manager currently intends to continue to rely on CFTC Rule 4.5 for an exclusion from commodity pool operator registration with respect to the Fund and, accordingly, intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations.

The Fund’s current fundamental investment restriction relating to investments in commodities is combined with its fundamental investment restriction relating to real estate and oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund’s restriction regarding investments in commodities from those other restrictions. The Fund’s restriction relating to real estate is proposed to be amended (Sub-Proposal 2c above), and the Fund’s restriction relating to oil, gas and other mineral development programs is proposed to be eliminated (Sub-Proposal 3d below).

Sub-Proposal 2e:	To amend the fundamental investment restriction regarding issuing senior securities.

The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities. A “senior security” is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits an open-end fund, such as the Fund, from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities;” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, a fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The Fund’s current fundamental investment restriction relating to issuing senior securities generally prohibits the Fund from issuing senior securities; however, the Fund excludes from this prohibition the purchase and sale of stock index futures contracts and options on securities indices.

What effect will amending the current senior securities restriction have on the Fund?

The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Fund may engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as covered reverse repurchase transactions, futures contracts, writing options and short sales. The Fund does not have any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. The Fund does, however, intend to invest in certain derivative instruments and strategies as discussed above; but the Fund will comply with SEC regulations and related interpretations such that any such derivative transactions will not constitute senior securities.

The current fundamental investment restriction relating to issuing senior securities is combined with the Fund’s restriction relating to purchasing securities on margin, engaging in short sales, and writing, buying or selling puts, calls, straddles or spreads. The adoption of this Sub-Proposal would result in the separation of the Fund’s senior securities restriction from those other restrictions, which are proposed to be eliminated as described below in Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” SUB-PROPOSALS 2a–2e.

PROPOSAL 3:	TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND (This Proposal involves separate votes on Sub-Proposals 3a–3e)

The Board has approved, and recommends that shareholders approve, the elimination of the following fundamental investment restrictions that prohibit: (i) pledging, mortgaging or hypothecating assets, (ii) purchasing securities on margin and engaging in short sales, (iii) investments in other investment companies, (iv) investments in put and call options, (v) investments in oil and gas programs, and (vi) investments in letter stocks. The fundamental investment restrictions that are recommended to be eliminated are detailed in Exhibit B and are described below. Except with respect to the use of the derivative transactions described above, the Fund does not currently anticipate changing its investment strategies or operations if these amendments are approved.

Shareholders of the Fund are requested to vote separately on each Sub-Proposal. Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund in connection with the annual update to the Fund’s Registration Statement on Form N-1A, including its prospectus and statement of additional information. The Board unanimously recommends a vote “FOR” each Sub-Proposal.

Sub-Proposal 3a:	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

The Fund currently has a fundamental investment restriction that generally prohibits the Fund from pledging, mortgaging, hypothecating or otherwise encumbering its assets, except to secure indebtedness permitted under the Fund’s borrowing policy. This current fundamental investment restriction may limit the Fund’s ability to enter into certain transactions that may be considered to involve the pledge of its portfolio securities. For example, in connection with entering into foreign currency forwards, the Fund’s obligations to perform under such contract may involve the pledge of Fund assets to its counterparty. If this policy is eliminated, current 1940 Act restrictions on issuing senior securities and borrowing will continue to limit the ability of the Fund to pledge or mortgage its assets. However, the Fund would not be prevented from entering into certain derivative transactions or loans that might be deemed to involve the pledge of the Fund’s assets, to the extent that such transactions are otherwise approved for the Fund by the Board.

Sub-Proposal 3b:	To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options.

The Fund currently has a fundamental investment restriction that generally prohibits the Fund from purchasing securities on margin, engaging in short sales and investing in options, including puts, calls, straddles, and spreads.

Current 1940 Act provisions on issuing senior securities, together with the proposed fundamental investment restriction regarding issuing senior securities, as described above, will continue to limit the Fund’s ability to purchase securities on margin and engage in short sales. Additionally, the Fund will remain subject to the limitations established from time to time by the Board regarding the use of options and other derivatives.

The Fund’s current fundamental investment restriction relating to purchasing securities on margin, engaging in short sales and investing in put and call options is a part of its current fundamental investment restriction relating to issuing senior securities. The proposed elimination of this restriction would result in the separation of the Fund’s restriction regarding purchasing securities on margin, engaging in short sales, and investing in options, including puts, calls, straddles, and spreads from the restriction on issuing senior securities, which is proposed to be amended, as discussed above (Sub-Proposal 2e).

Sub-Proposal 3c:	To eliminate the fundamental investment restriction regarding investments in other investment companies.

The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in other investment companies except in limited circumstances.

Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the FT Funds have received an exemption from the SEC relating to such restrictions. In addition, eliminating this current restriction on investments in other investment companies would enable the Fund to invest to a greater extent in the Franklin Templeton money fund used as a cash sweep vehicle and to take advantage of the investment opportunities permitted by applicable SEC regulations, which provide relief from the 1940 Act restriction relating to investments in other registered and unregistered investment companies.

Sub-Proposal 3d:	To eliminate the fundamental investment restriction regarding investments in oil and gas programs.

The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in oil, gas or other mineral exploration or development programs. This restriction was originally adopted to comply with certain state securities laws and regulations. Due to the passage of NSMIA, this restriction is no longer required by law. Investments in oil and gas would remain subject to any applicable 1940 Act limitations.

The proposed elimination of the Fund’s current fundamental investment restriction relating to investing in interests in oil, gas or other mineral exploration or development programs would result in the separation of the Fund’s restriction regarding investments in oil and gas programs from its restrictions regarding investments in real estate and investments in commodities, as discussed above (Sub-Proposals 2c and 2d).

Sub-Proposal 3e:	To eliminate the fundament investment restriction regarding investments in letter stocks.

The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in letter stocks or securities on which there are sales restrictions under a purchase agreement. Letter stocks are a type of restricted security because they are subject to contractual restrictions on resale and, therefore, are often considered illiquid. “Restricted securities” more generally include: (i) securities that have not been registered under the Securities Act of 1933, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. The Fund is already subject to a non-fundamental investment restriction which, consistent with the SEC staff’s current position on illiquid securities, prohibits the Fund from investing more than 15% of its net assets in illiquid securities.

What are the risks, if any, in eliminating the restrictions?

Certain of the proposed eliminations would provide the Fund with additional flexibility to pursue certain investments or strategies, including with respect to the use of derivative instruments, as discussed above. Except with respect to the use of derivatives, the Fund does not currently anticipate changing its investment strategies or operations if these eliminations are approved. Investments in derivative instruments would subject the Fund to certain additional risks, as described above. However, the Fund’s anticipated use of derivative instruments is not expected to increase the overall risks associated with investing in the Fund. If the Fund in the future intends to engage in any other activities that would be permissible as a result of the elimination of the foregoing fundamental investment restrictions, the Fund may be subject to additional risks. Prior to engaging in such activities, the Fund will provide shareholders with updated disclosure, as needed, regarding changes in strategies and risks.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 3a–3e.

PROPOSAL 4:	TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between the Fund and the Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

The Investment Manager is indirectly owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular fund, the fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to fund shareholders the full benefit of the global resources of Franklin Resources.

Alternatively, a fund’s investment manager may wish to provide the fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the fund’s investment manager.

Provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”), a wholly owned subsidiary of Franklin Resources, that permits FAI, and any Investment Manager Affiliates (such as the Investment Manager) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the “Manager of Managers Structure”). Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of the Independent Directors, as well as certain other conditions. The Order would allow the Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, the Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser. Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of its shareholders.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to elect Directors and to vote on the other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Directors, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure. However, because the Fund was launched before the Order was received, shareholder approval is now required for the Fund to use the Manager of Managers Structure in reliance on the Order. In addition to the Fund seeking this approval, other FT Funds are seeking the same approval at an upcoming Special Joint Meeting of Shareholders.

The Investment Manager for the Fund generally does not presently intend to use the Manager of Managers Structure for the Fund, because near-term changes to the portfolio management structure for the Fund are not anticipated. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or the Investment Manager may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Investment Manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Directors, must approve any new subadviser and any new or amended subadvisory agreement. In addition, if the Manager of Managers Structure is approved for the Fund, the Fund’s investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.

Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Directors: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, the Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Investment Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Investment Manager, with the approval of the Board, including a majority of the Independent Directors, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Directors, subadvisers selected by the Investment Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 4 is approved for the Fund, and the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Directors, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Directors, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Directors, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 4?

For Proposal 4, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of its shareholders.

If Proposal 4 is not approved by the Fund’s shareholders, then the Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

♦	ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Global Advisors Limited and its address is P.O. Box N7759, Lyford Cay, Nassau, Bahamas. Pursuant to an investment management agreement with the Fund, the Investment Manager manages the investment and reinvestment of the Fund’s assets. The Investment Manager is an indirect, wholly owned subsidiary of Franklin Resources.

The Administrator. Pursuant to a subcontract for fund administration services with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative functions for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager and the Fund’s principal underwriter. The fee for administrative services provided by FT Services is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

The Underwriter. The principal underwriter for the Fund is Franklin/Templeton Distributors, Inc. (“FT Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, California 95670-7313.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida

33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. As of May 31, 2017, the outstanding shares and classes of the Fund were as follows:

Class	Number of Outstanding Shares
Class A	316,484,130.59
Class C	24,132,791.44
Class R	3,999,381.36
Class R6	72,842,911.50
Advisor Class	19,464,783.59
Total	436,923,998.48

The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund are set forth in Exhibit C. To the knowledge of the Fund’s management, as of May 31, 2017, there were no shareholders, except as set forth in Exhibit C, owning of beneficially or of record more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Fund’s management, as of May 31, 2017, no nominee or Board member of the Fund owned 1% or more of the outstanding shares of any class of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

♦	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be $184,000 and will be borne by the Fund.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Directors and officers of the Fund, and regular employees and agents of the Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible), or by attending the Meeting in person.

The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation/voting instruction materials, the Fund understands that broker-dealers may only vote on Proposal 1 – To Elect a Board of Directors – on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. Holders of one-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee has voted such shares in its discretion on Proposal 1, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require an affirmative vote by a certain percentage of shareholders, but will not have an effect on Proposals that require a plurality or an affirmative vote of a majority of votes cast for approval.

Adjournment. The Meeting may be adjourned from time to time by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairperson of the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Fund’s governing instruments.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund’s offices: 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Directors,

Lori A. Weber
Vice President and Secretary

August 30, 2017

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

A-1

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

CERTAIN FUNDAMENTAL RESTRICTIONS TO BE AMENDED

SECTION OF PROXY STATEMENT RELATING TO PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:	PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Sub-Proposal 2a	Borrowing
Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) and with the consent of the Fund’s custodian to the terms of the borrowing.
Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Sub-Proposal 2b	Lending
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC.

Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

SECTION OF PROXY STATEMENT RELATING TO PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:	PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Sub-Proposal 2c	Investments in Real Estate

Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein)...

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Sub-Proposal 2d	Investments in Commodities	...[P]urchase or sell commodity contracts except stock index futures contracts.	Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Sub-Proposal 2e	Issuing Senior Securities	Issue senior securities...	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

CERTAIN FUNDAMENTAL RESTRICTIONS TO BE ELIMINATED

SECTION OF PROXY STATEMENT RELATING TO PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Sub-Proposal 3a	Pledging, Mortgaging or Hypothecating Assets	Pledge, mortgage, hypothecate, or otherwise encumber its assets except to secure indebtedness permitted under its borrowing policy.
Sub-Proposal 3b	Purchasing Securities on Margin and Engaging in Short Sales; Investments in Put and Call Options

... [P]urchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

Sub-Proposal 3c	Investments in Other Investment Companies

Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle (collectively referred to as “investment vehicles”) except in connection with a plan of merger or consolidation with or acquisition of substantially all of the assets of such investment vehicle and with the further exception that up to 5% of the net asset value of the Fund may be invested in an investment vehicle consisting of securities provided it offers its units to the public without limitation on the number of units and further provided the holders of these units have the right to redeem their units.

Sub-Proposal 3d	Investments in Oil and Gas Programs	... invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs...
Sub-Proposal 3e	Investments in Letter Stocks	Invest in “letter stocks” or securities on which there are sales restrictions under a purchase agreement.

EXHIBIT C

PRINCIPAL HOLDERS OF SHARES AS OF MAY 31, 2017

As of May 31, 2017, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund. As of the Record Date, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

Name and Address	Share Amount	Percent of Class (%)
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	40,480,690.31	12.80
CLASS C SHARES
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,447,437.83	10.15
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,443,301.77	10.13
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,839,882.47	7.63
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,532,211.15	6.35
Renaissance Charitable Foundation Inc. FBO FT Charitable Giving Fund Gregory W. Baker & Douglas W. Cox and Steven R. Ko Trustee 8910 Purdue Road, Suite 555 Indianapolis, IN 46268-3161	1,423,680.62	5.90
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,257,511.29	5.22

C-1

Name and Address	Share Amount	Percent of Class (%)
ADVISOR CLASS SHARES
Franklin Founding Funds Portfolio FT 529 College Savings Plan 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	3,537,606.86	18.18
Templeton Growth 529 Portfolio FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	3,023,203.39	15.54
Corefolio FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,997,441.62	10.27
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,618,438.62	8.32
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administrator/97N46 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,326,899.42	6.82
CLASS R SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	2,705,240.35	67.64
CLASS R6 SHARES
Franklin Founding Funds Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 500 East Broward Boulevard, Suite 2100 Fort Lauderdale, FL 33394-3029	63,066,233.90	86.58
Franklin Corefolio Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 500 East Broward Boulevard Fort Lauderdale, FL 33394-3000	7,275,275.53	9.99

*	For the benefit of its customer(s).

C-2

This page intentionally left blank.

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

FRANKLIN TEMPLETON INVESTMENTS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ **123456789101**

Templeton Growth Fund, Inc.

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Tara E. Gormel, Kimberly H. Novotny and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 11:00 a.m., Eastern time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Directors on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Directors recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Director.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

Templeton Growth Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

(1) Harris J. Ashton
(2) Ann Torre Bates
(3) Mary C. Choksi
(4) Edith E. Holiday
(5) Gregory E. Johnson
(6) Rupert H. Johnson, Jr.
(7) J. Michael Luttig
(8) David W. Niemiec
(9) Larry D. Thompson
(10) Constantine D. Tseretopoulos
(11) Robert E. Wade

FOR ALL ☐ **WITHHOLD ALL** ☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

	FOR	AGAINST	ABSTAIN
2. To approve amendments to certain fundamental investment restrictions of the Fund as follows:			
2a. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐
2b. To amend the fundamental investment restriction regarding lending.	☐	☐	☐
2c. To amend the fundamental investment restriction regarding investments in real estate.	☐	☐	☐
2d. To amend the fundamental investment restriction regarding investments in commodities.	☐	☐	☐
2e. To amend the fundamental investment restriction regarding issuing senior securities.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] TempGro.1